SMEAD VALUE FUND

Schedule of Investments

February 28, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 97.03%

Banks 8.76%
Bank of America Corp.	1,740,059	$60,397,448
JPMorgan Chase & Co.	474,125	69,776,976

		130,174,424

Consumer Durables & Apparel 15.37%
Carter’s, Inc.	221,146	18,459,057
DR Horton, Inc.	636,661	48,940,131
Lennar Corp. — Class A	968,322	80,341,676
NVR, Inc. (a)	17,947	80,776,575

		228,517,439

Consumer Services 0.45%
Starbucks Corp.	61,099	6,600,525

Diversified Financials 9.74%
American Express Co.	627,585	84,887,147
Berkshire Hathaway, Inc. — Class B (a)	158,055	38,013,808
Credit Acceptance Corp. (a)	60,134	21,829,845

		144,730,800

Materials 10.93%
Chevron Corp.	549,036	54,903,600
ConocoPhillips	893,248	46,457,828
Continental Resources, Inc.	2,529,299	61,158,450

		162,519,878

Media & Entertainment 13.43%
Comcast Corp. — Class A	874,994	46,129,684
Discovery, Inc. — Class A (a)	2,311,149	122,560,231
Walt Disney Co. (a)	163,691	30,944,147

		199,634,062

Pharmaceuticals, Biotechnology & Life Sciences 10.94%
Amgen, Inc.	288,455	64,879,299
Merck & Co., Inc.	702,147	50,989,915
Pfizer, Inc.	846,952	28,364,422
Viatris, Inc. (a)	1,239,038	18,399,714

		162,633,350

Real Estate 7.86%
Macerich Co. (The) — REIT	4,734,598	61,171,006
Simon Property Group, Inc. — REIT	492,833	55,650,703

		116,821,709

Retailing 13.44%
eBay, Inc.	1,075,645	60,687,891
Home Depot, Inc.	162,338	41,938,399
Target Corp.	448,826	82,332,641
Ulta Beauty, Inc. (a)	46,153	14,876,497

		199,835,428

Semiconductors & Semiconductor Equipment 2.50%
Qualcomm, Inc.	273,077	37,190,357

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

February 28, 2021 (Unaudited)

	Shares	Value
Software & Services 0.99%
Accenture PLC — Class A (b)	58,516	$14,681,664

Transportation 2.62%
AMERCO	67,761	38,943,602

TOTAL COMMON STOCKS (Cost $910,984,526)		1,442,283,238

SHORT-TERM INVESTMENTS 3.73%

Money Market Fund 3.73%
State Street Institutional U.S. Government Money Market – Premier Class 0.00% (c)	55,494,914	55,494,914

TOTAL SHORT-TERM INVESTMENTS (Cost $55,494,914)		55,494,914

TOTAL INVESTMENTS (Cost $966,479,440) 100.76%		1,497,778,152

Liabilities in Excess of Other Assets (0.76%)		(11,245,988)

TOTAL NET ASSETS 100.00%		$1,486,532,164

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown is the 1-month performance for the month ended February 28, 2021.

REIT – Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Notes to Financial Statements

February 28, 2021

The cost basis of investments for federal income tax purposes at February 28, 2021 was as follows*:

Cost of investments	$ 966,479,440
Gross unrealized appreciation	534,390,395
Gross unrealized depreciation	(3,091,683)
Net unrealized appreciation	$ 531,298,712

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section of the Fund’s most recent semi-annual or annual report.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by matrix pricing or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills having a maturity of less than 60 days, are valued at amortized cost, which approximates fair value. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund’s fair value procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

February 28, 2021

Level 1—	unadjusted quoted prices in active markets for identical securities.

Level 2—	other significant observable inputs (including unadjusted quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuations inputs of the Fund’s investments by each fair value hierarchy level as of February 28, 2021:

		Level 1		Level 2		Level 3		Total

Equity
Common Stocks (1)	$	1,442,283,238	$	—	$	—	$	1,442,283,238

Total Equity		1,442,283,238		—		—		1,442,283,238
Short-Term Investment		—		55,494,914		—		55,494,914

Total Investments in Securities	$	1,442,283,238	$	55,494,914	$	—	$	1,497,778,152

(1)	See the Schedule of Investments for industry classification.

No Level 3 securities were held in the Fund at February 28, 2021. For the period ended February 28, 2021, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the reporting period.